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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 11, 2002


                                 Workstream Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Canada                      001-15503                     N/A
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


     495 March Road, Suite 300, Ottawa, Ontario, Canada                K2K-3G1
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          (Address of Principal Executive Offices)                   (Zip Code)

                                 (613) 270-0619
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On October 11, 2002, Workstream Inc. (the "Company") mailed to all of its shareholders a Notice of Annual and Special Meeting of Shareholders, a Management Proxy Circular, a Proxy Voting Card and its Annual Report for Fiscal 2002 in connection with the Company's upcoming annual and special meeting of its shareholders to be held on November 7, 2002. The Notice of Annual and Special Meeting of Shareholders, Management Proxy Circular, Proxy Voting Card and Annual Report for Fiscal 2002 are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1     Notice of Annual and Special Meeting of Shareholders.

         99.2 Management Proxy Circular for Annual and Special Meeting of Shareholders.

         99.3     Proxy Voting Card Sent to Shareholders.

         99.4     Annual Report of the Company for Fiscal 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WORKSTREAM INC.



Dated October 18, 2002                      By: /s/ Michael Mullarkey
                                                -------------------------------
                                                Name: Michael Mullarkey
                                                Title: Chief Executive Officer


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                                  Exhibit Index

Exhibit No.     Description
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99.1            Notice of Annual and Special Meeting of Shareholders.

99.2            Management Proxy Circular for Annual and Special Meeting of
                Shareholders.

99.3            Proxy Voting Card Sent to Shareholders.

99.4            Annual Report of the Company for Fiscal 2002.



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